AMENDMENT NO. 4
DATED AS OF MARCH 30, 2018
TO THE
V2500 GENERAL TERMS OF SALE AGREEMENT
BY AND BETWEEN
IAE INTERNATIONAL AERO ENGINES AG
AND
JETBLUE AIRWAYS CORPORATION
DATED AS OF MAY 4, 1999

This document contains proprietary information of IAE International Aero Engines AG (“IAE”). IAE offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE’s written consent. Neither receipt nor possession of this document, from any source, constitutes IAE’s permission. Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE’s written consent may result in criminal and/or civil liability.
This document does not contain any export regulated technical data.
JetBlue V2500 GTA Amendment No. 4
EM

This Amendment No. 4, dated as of March 30, 2018 (this “Amendment No. 4”), amends the V2500 General Terms of Sale Agreement dated May 4, 1999 between IAE International Aero Engines AG (“IAE”) and JetBlue Airways Corporation (“JetBlue”), as amended and supplemented from time to time, such contract being hereinafter referred to as the “GTA”).
Unless expressly stated to the contrary, definitions and terms used in this Amendment No. 4 shall have the same meaning given to them in the GTA.
WHEREAS: JetBlue and IAE desire to amend the GTA for the purpose of removing certain purchasing requirements;
NOW, THEREFORE, in consideration of the mutual benefits and obligations set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Amendment to Purchasing Requirements

1.1	The parties agree that the language in Clauses 3.1.1 and 3.14 of the GTA (as further described in Side Letter 25) are deleted in their entirety.

For the avoidance of doubt, the deletion of Clauses 3.1.1 and 3.14 in the GTA does not negate or otherwise amend similar restrictions in, or set precedence for, any maintenance service agreements between IAE and JetBlue for V2500 engines.

2.
The terms and provisions contained in this Amendment No. 4 constitute the entire agreement between the parties with respect to the matters herein described, and supersede all prior understandings and agreements of the parties with respect thereto. No amendment or modification of this Amendment No. 4 shall be binding upon either party unless set forth in a written instrument executed by both parties.

3.
This Amendment No. 4 contains matters of a confidential and proprietary nature and is delivered on the express condition that its terms shall not be disclosed to any third party or reproduced in whole or in part for anyone other than the parties hereto without the other party’s prior written consent.

4.
The parties hereby agree and acknowledge that there has been full and adequate consideration for the mutual promises contained herein. The terms and conditions of the GTA are incorporated herein by reference. Except as expressly amended hereby, all other terms and conditions of the GTA shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

5.
This Amendment No. 4 may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which when taken together shall constitute the same instrument.

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
JetBlue V2500 GTA Amendment No. 4    Page 2

6.
The parties agree that facsimile signatures shall be deemed to be of the same force and effect as an original executed document. If executed by facsimile, the parties agree to provide original signature pages upon request.

[Signatures to follow]

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
JetBlue V2500 GTA Amendment No. 4    Page 3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be executed in duplicate as of the date last written below.

JETBLUE AIRWAYS CORPORATION

By:	s/ Steve Priest

Typed Name:	Steve Priest

Title:	Chief Financial Officer

Date:

IAE INTERNATIONAL AERO ENGINES AG

By:	s/ Hendrik J. Deurloo

Typed Name:	Hendrik J. Deurloo

Title:	Senior Vice President

Date:	March 30, 2018

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
JetBlue V2500 GTA Amendment No. 4